UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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Global Food Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

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GLOBAL FOOD TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 24, 2011

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Global Food Technologies, Inc. will be held at 6:00 p.m. local time, on August 24, 2011, at the Hanford Civic Auditorium located at 400 N. Douty St., Hanford, CA, 93230, to vote on the following matters:

•	Amending our Bylaws to create a staggered, or classified, Board of Directors;
•	Amending our Bylaws to add notice provisions and procedures for stockholder proposals and nominations; and
•	Election of the 5 Director nominees set forth herein.

 All stockholders are cordially invited to attend the meeting; however, only common and preferred stockholders of record as of the close of business on July 7, 2011, are entitled to vote at the meeting and any postponements or adjournments thereof. It is important that your shares are represented and voted at the Annual Meeting. For that reason, whether or not you expect to attend in person, you may also vote by marking, signing and returning the proxy card. If you do attend the Annual Meeting, you may withdraw your proxy should you wish to vote in person.  If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be counted as a vote FOR each of the proposals and for the nominees for director described in the proxy statement.  You are encouraged to carefully read the Proxy Statement, including the appendices, for further information. This Proxy Statement is first being mailed or furnished to stockholders on or about August 1, 2011.

August 1, 2011	/s/ Keith Meeks
Name: Keith Meeks
Title: President and Chief Executive Officer

GLOBAL FOOD TECHNOLOGIES, INC.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 24, 2011

This Proxy Statement is being furnished to holders of shares of Common Stock and Preferred Stock of Global Food Technologies, Inc., a Delaware corporation (the “Company,” “we” or “us”). The purpose of the Proxy Statement is to notify our stockholders that we are holding an annual meeting of the stockholders on August 24, 2011, at 6:00 p.m. local time, at the Hanford Civic Auditorium located at 400 N. Douty St., Hanford, CA, 93230, in order to vote on the following actions, along with any other actions properly brought at the meeting:

•	Amending our Bylaws to create a staggered, or classified, Board of Directors;
•	Amending our Bylaws to add notice provisions and procedures for stockholder proposals and nominations; and
•	Election of the 5 Director nominees set forth herein.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY STATEMENT MATERIALS

This Proxy Statement and our annual report on Form 10-K are available for viewing and printing on the Internet at the Company’s website at http://www.globalfoodtech.com/August 2011Annual Meeting.

GENERAL INFORMATION

This Proxy Statement is furnished to holders of Global Food Technologies, Inc. (the "Company") Common Stock and Preferred Stock, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company, to be voted at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on August 24, 2011, at 6:00 p.m. local time at the Hanford Civic Auditorium located at 400 N. Douty St., Hanford, CA, 93230.  These proxy solicitation materials are being mailed starting on or about August 1, 2011 to all stockholders entitled to vote at the Annual Meeting.

Stockholders Entitled to Vote

Only stockholders of record of our Common Stock and Preferred Stock at the close of business on July 7, 2011 (the "record date"), are entitled to vote at the Annual Meeting and at any and all postponements and adjournments thereof. As of the record date, there were 31,102,412 shares of Common Stock outstanding and 399,613 shares of Series C Preferred Stock outstanding and entitled to vote.

Voting Your Shares

Each share of Common Stock and Series C Preferred Stock is entitled to one vote. Common Stock and the Series C Preferred Stock vote together as a single class.  You may elect to vote in one of two methods:

By Mail - You may vote your shares by signing and returning the proxy card. If you vote by proxy card, your "proxy" (each or any of the individuals named on the proxy card) will vote your shares as you instruct on the proxy card. If you sign and return the proxy card,  but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors: (1) "FOR" approval of the amendment to our Bylaws to create a staggered Board of Directors as described herein under “Proposal 1 – Amendment of Bylaws to Create Staggered Board”, (2) "FOR" approval of the amendment to our Bylaws to add advance notice and procedures for stockholder nominations and proposals, as described herein under “Proposal 2 – Amendment of Bylaws to Add Advance Notice Procedures for Stockholder Nominations and Proposals” (2) "FOR" the election of the named director nominees as described herein under "Proposal 3-Election of Directors."

In Person—You may attend the Annual Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a "Nominee"), you must present a proxy from that Nominee in order to verify that the Nominee has not already voted your shares on your behalf.

Revocation of Proxy or Voting Instruction Form

You may revoke your proxy at any time before the proxy is voted at the Annual Meeting. This can be done by either submitting another properly completed proxy card with a later date, sending a written notice of revocation to the Corporate Secretary of the Company with a later date or by attending the Annual Meeting and voting in person. You should be aware that simply attending the Annual Meeting will not automatically revoke your previously submitted proxy; rather you must notify a Company representative at the Annual Meeting of your desire to revoke your proxy and vote in person. Written notice revoking a proxy should be sent to the Corporate Secretary, Global Food Technologies, Inc. 113 Court Street, Hanford, CA 93203.

Quorum and Votes Required to Approve Proposals

A majority of the outstanding shares of the Company's Common Stock (counting the Preferred Stock on an as-converted basis, voting together as a single class) entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of the stockholders. Abstentions and "broker non-votes" will be counted as being present in person for purposes of determining whether there is a quorum.

With respect to Proposal 1, the affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present shall be the act of the stockholders. This means that in order to approve Proposal 1, the number of votes cast "FOR" Proposal 1 must exceed the number of votes cast "AGAINST" Proposal 1, with abstentions having the same effect as a vote "AGAINST" Proposal 1.

With respect to Proposal 2, the affirmative vote of a majority of the shares that are represented and entitled to vote at a meeting at which a quorum is present shall be the act of the stockholders. This means that in order to approve Proposal 2, the number of votes cast "FOR" Proposal 2 must exceed the number of votes cast "AGAINST" Proposal 2, with abstentions having the same effect as a vote "AGAINST" Proposal 2.

With respect to Proposal 3, in an uncontested election of directors the election of a director nominee will require an affirmative vote of a plurality of the votes cast at a meeting at which a quorum is present. Since votes are cast in favor of or withheld from each nominee, abstentions will not be counted.

Cumulative voting is not permitted for the election of directors. Neither holders of Common Stock nor Preferred Stock are entitled to appraisal or dissenters' rights with respect to the matters to be considered at the Annual Meeting.

Tabulation of Votes

Votes at the Annual Meeting will be tabulated and certified by the Inspector of Election, who will be appointed by the Company and present at the meeting.

Solicitation Costs

In addition to solicitation of proxies by mail, the Company's directors, officers or employees, without additional compensation, may make solicitations by telephone, facsimile, or personal interview. All costs of the solicitation of proxies will be borne by the Company.

VOTING SECURITIES AND
PRINCIPAL HOLDERS THEREOF

As of the July 7, 2011, 2011 record date, there were 31,102,412 shares of the Common and 399,613 shares of Series C Preferred Stock of the Company issued and outstanding. Each holder of the Common and Preferred Stock is entitled to one vote for each share held by such holder. Our parent Company, Global Food TECH, Inc. held an aggregate of 22,945,229 shares of the Common Stock, or 73.8% of the voting stock outstanding, on such record date.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

Beneficial Ownership Table

Common Stock

The following table sets forth information concerning the number of shares of our common stock that are owned beneficially by: (i) each person (including any group) known to us to beneficially own more than 5% of our common stock, (ii) each of our directors and named executive officers, and (iii) all of our officers and directors as a group. Unless otherwise indicated, the stockholders listed below possess sole voting and investment power with respect to the shares indicated, subject to community property laws where applicable.

Name and Address of Beneficial Owner (1)	Number of Shares of Our Common Stock	Percentage of Shares of Our Common Stock (2)
Keith Meeks (3) (8)	678,130	2.2%
Marshall F. Sparks (4) (8) (9)	183,334	0.6%
Stephen J. Fryer (5) (8)	334,998	1.1%
Gary L. Nielsen (6) (8) (10)	238,665	0.8%
Arthur C. Agnos (7) (8)	86,664	0.3%
James Stockland (8)	58,000	0.2%
All directors and officers as a group (6 individuals) (10)	1,579,791	5.1%

Mark Terry 1060 Cactus, Pocatello, ID 83204	1,693,178	5.4%

Global Food Tech, Inc. (“TECH”)	22,945,229	73.8%

(1)	The address of the stockholders identified in this table is c/o Global Food Technologies, Inc., 113 Court Street, Hanford, CA 93203, unless otherwise indicated.
(2)	The percentage ownership is based on 31,102,412 shares of GFT common stock outstanding as of July 7, 2011.
(3)	Includes indirect beneficial ownership of 678,130 shares of GFT through ownership of shares of TECH
(4)	Includes indirect beneficial ownership of 133,334 shares of GFT through ownership of shares of TECH.
(5)	Includes indirect beneficial ownership of 291,112 shares of GFT through ownership of shares of TECH.
(6)	Includes indirect beneficial ownership of 103,334 shares of GFT through ownership of shares of TECH.
(7)	Includes indirect beneficial ownership of 24,334 shares of GFT through ownership of shares of TECH.

(8)
Mssrs. Meeks, Agnos, Fryer, Nielsen and Stockland are the directors of TECH.   Mr. Fryer is also the President of TECH and Mr. Sparks is the Chief Financial Officer and Secretary of TECH.  Messrs. Meeks, Agnos, Fryer, Nielsen, Stockland and Sparks share voting and dispositive powers with respect to the GFT shares held by TECH.  Each of Messrs. Meeks, Agnos, Fryer, Nielsen, Stockland and Sparks expressly disclaims beneficial ownership of these shares solely by virtue of their positions as officers and directors of TECH.  As noted above, certain of these individuals own shares of TECH, which are included on a proportional basis in calculating their indirect beneficial ownership of GFT.

(9)	Does not include warrants held by Mr. Sparks to purchase 100,000 shares of common stock, since such warrants are not exercisable currently or within 60 days of the date of this chart.
(10)	Includes warrants to purchase 29,000 shares of common stock held by Mr. Nielsen that are currently exercisable.

Preferred Stock

There are 399,614 shares of Series C Preferred Stock outstanding representing 1.3% of the shares eligible to vote. There are 9 holders of Series C Preferred Stock the largest holding 222,223 shares or 56.0% of the outstanding shares but only 0.01% of the shares eligible to vote. None of our directors or officers own any shares of Preferred Stock.

PROPOSAL ONE
AMENDMENT OF BYLAWS TO CREATE STAGGERED BOARD

Our Board of Directors, subject to approval of our stockholders, approved an amendment to our Bylaws to create a staggered or classified Board, consisting of three classes of directors, with only one class being subject to stockholder election at any particular annual stockholder meeting, after the initial election.

The Company's directors are presently elected annually to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. If the staggered board amendment to our Bylaws is approved by the stockholders, directors will be elected for three-year terms, with approximately one-third of such overall directors elected each year; except that in order to implement the staggered board at the Annual Meeting, Class I Directors will be elected for a one-year term, Class II Directors will be elected for a two-year term and Class III Directors will be elected for a full three-year term. Thereafter, Class I Directors will be elected for a full three-year term commencing with the next annual meeting of stockholders and Class II Directors will be elected for a full three-year term commencing with the second subsequent annual meeting of stockholders.

Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.  The directors so chosen shall hold office for the remainder of the entire applicable term of the class to which they were appointed, until the next annual meeting of the stockholders at which members of the director’s class are elected and until their successors are duly elected.

In the event that the stockholders do not approve the amendment to our Bylaws to create a staggered board, the directors elected at the Annual Meeting will continue to serve until the next annual meeting.

Management believes that a staggered Board will provide increased leadership and management stability, as well as conform to the practices of many very large public companies.  Such classification may prevent replacement of a majority of the directors for up to a two-year period. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for the Company’s stockholders to change the majority of the Board of Directors of the Company, and, thus, promotes the continuity of management. However, in some circumstances, stockholders may be in favor of a change in management or a hostile takeover attempt, and a staggered Board will make sure actions more difficult.

The Certificate of Amendment to the Bylaws, which contains the full text of the Bylaws amendment creating the staggered Board, is attached hereto as Appendix A, and in incorporated by reference hereto in its entirety.  Stockholders should read Appendix A in its entirety before casting a vote on Proposal One.

The Board of Directors recommends that the stockholders vote FOR the amendment of the Bylaws described above.

PROPOSAL TWO
AMENDMENT OF BYLAWS TO ADD ADVANCE NOTICE PROCEDURES FOR STOCKHOLDER NOMINATIONS AND PROPOSALS

Our Board of Directors, subject to approval of our stockholders, approved an amendment to our Bylaws to add a new section to our Bylaws to set forth advance notice procedures and other requirements for stockholders to make proposals to be brought at our annual meetings or to nominate directors to be voted for at our annual meetings.

The Company's current Bylaws do not contain any procedures or requirements for stockholders to nominate directors or to propose other business for our stockholders to vote on at our annual meetings.  Therefore, a stockholder could potentially bring director nominees or other proposals for stockholders to vote on at an annual meeting, without providing the Company, or its stockholders, with any advance notice.  In addition, important information regarding any such proposal, or information regarding the background and experience of director nominees, might not be available to stockholders for their review and consideration prior to an annual meeting.  We believe that implementing such procedures will result in better information being made available to our stockholders in advance of any annual meetings with respect to any such stockholder proposals or nominees.  In addition, by requiring such advance notice, the Company will be able to carefully review and determine, in advance of the annual meeting, whether such proposals are the proper subject matter for a stockholder vote under applicable law.  If adopted, the proposed Bylaw amendment could also be construed as making it more difficult for stockholders to nominate directors or bring stockholder proposals up for a vote at our annual meetings, since the proposed Bylaw amendment adds advance notice windows as well as other procedures that must be followed.

The advance notice provisions and procedures include the following key terms:

•      Stockholders may nominate persons for election as directors at the annual meeting of stockholders or propose business to be brought before the annual meeting of stockholders only if (i) such business is a proper matter for stockholder action under applicable law and (ii) the stockholder has given timely notice in proper written form.
•      To be timely, a stockholder’s notice must be delivered not less than 120 or more than 180 days prior to the first anniversary of the date on which the Corporation held the preceding year’s annual meeting of stockholders.  If the meeting date has been moved by more than 30 days, other specified notice deadlines will apply.
•      The notice must include (i) the name and address of the stockholder bringing the proposal, (ii) a representation that the stockholder is a holder of record of stock of the Corporation and intends to vote at such meeting and to appear in person at the meeting, (iii) a description of all arrangements or understandings between the stockholder and any director nominee, (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A and (v) the consent of any director nominees.

The proposed Bylaw amendment does not affect any special meetings of the stockholders.  Our Bylaws currently provide that special meetings can be called by the President or the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Management believes that the advance notice provisions and procedures will result in better information being made available to our stockholders in advance of any annual meetings with respect to any such stockholder proposals or nominees, as well as conform to the practices of a majority of very large public companies.

The full text of the proposed Bylaw amendment adding the advance notice procedures is attached hereto as Appendix B, and in incorporated by reference hereto in its entirety.  Stockholders should read Appendix B in its entirety before casting a vote on Proposal Two.

PROPOSAL THREE

ELECTION OF DIRECTORS

The Nominating Committee nominated Arthur C. Agnos, Stephen J. Fryer, Keith Meeks, Gary L. Nielsen and James Stockland for election at the Annual Meeting of stockholders.  Each nominee has agreed to serve if elected, and management has no reason to believe that either of them will be unavailable to serve.  In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy.

If Proposal One is not approved, then each nominee is nominated to serve a one-year term until a successor is duly elected.  If Proposal One is approved to create a staggered Board, then the nominees have been nominated to the classes set forth below:

CLASS	DIRECTORS	YEAR TERM EXPIRES
I	James Stockland	2012

II	Stephen J. Fryer and Arthur C. Agnos	2013

III	Keith Meeks and Gary L. Nielsen	2014

Nominees for Director and Officers of the Company

The following sets forth the names, ages and positions of each person who is a current director or nominee for director or an executive officer of the Company.

Name	Age	Position Held

Keith Meeks	50	President, Chief Executive Officer and Director
Marshall F. Sparks	70	Chief Financial Officer, Secretary and Treasurer
Stephen J. Fryer	72	Director
Gary L. Nielsen	68	Director and Chairman of the Board
Arthur C. Agnos	72	Director
James Stockland	48	Director

There are no family relationships between any of our directors and/or any executive officers.

The Board of Directors recommends that the stockholders vote FOR the election of Messrs. Agnos, Fryer, Meeks
Nielsen and Stockland to the Board of Directors.

Keith Meeks – President, Chief Executive Officer and Director

Mr. Keith Meeks currently serves as our President and Chief Executive Officer, positions he was appointed to in August 2005.   He was also a co-founder of Global Food Tech (“Tech”), which is our parent corporation, owning a majority of the outstanding shares of Common Stock of GFT.  Previous to this, he had served as the Vice President of Corporate Development of Tech where his responsibilities included working with Tech’s consultants and advisors to select beta test site partners and primary target markets.  He has been a director and an officer of Tech since August 2001.   Mr. Meeks started his professional career in the financial services industry in 1980 with New York Life, and later became a Certified Financial Planner and Investment Advisor, receiving this designation from the College of Financial Planners in Denver, Colorado.  In 2008, he was awarded the Certificate in International Food Laws from Michigan State University, the College of Agriculture & Natural Resources, and the Institute for Food Laws & Regulations.

On December 24, 2002, the California Corporations Commissioner issued Cease and Refrain Orders pursuant to California Corporations Code 25532, enjoining Mr. Meeks, among approximately 150 financial advisors, from (1) offering for sale any investment agreements in the form of promissory notes, real estate investment agreements and/or investment contract issued by TLC Investment & Trade Co., TLC America, Inc., dba Brea Development Company, TLC Brokerage, Inc., dba TLC Marketing, TLC Development Inc. and/or TLC Real Properties RLLP-1, or any other security not qualified or exempt under California’s securities laws; (2) effecting any transaction involving a security without first being licensed in California as a broker-dealer and (3) offering, selling, buying or offering to buy any security by means of any written or oral communication which includes an untrue statement of material fact.

Mr. Meeks has over 21 years of involvement in the financial services industry, and during this time, has not been sued based on the services he has provided to his clients or for any other reason or matter.   No action has been taken nor charges filed against him following his receipt of the Cease and Refrain Orders from the California Corporations Commissioner.

Marshall F. Sparks – Chief Financial Officer and Secretary

Mr. Marshall F. Sparks currently serves as our Chief Financial Officer and Secretary, positions he was appointed to in August 2005. Mr. Sparks is also the Chief Financial Officer of Tech. He has been a consultant on corporate financial matters and capital formation with Hampton Financial and has operated Hampton Financial since September 1990.  Mr. Sparks is a financial executive with extensive experience in developing technology businesses. He has founded and capitalized numerous companies, taking them from the developmental to the commercial stage. He has facilitated and conducted five initial public offerings, five joint venture transactions and 15 merger and acquisition transactions.  Mr. Sparks is a California Certified Public Accountant and earned his undergraduate degree and MBA from the University of California, Berkeley.

Stephen J. Fryer – Director

Mr. Stephen J. Fryer currently serves as one of our Directors, a position he was appointed to in August 2005.   Mr. Fryer also serves as a Director on Tech’s Board of Directors and has served in this position since December 2003 and briefly served as Tech’s interim Chief Executive Officer.  He is a managing partner of SC Capital Partners, Inc, an investment banking and financial advisory company, from July 2005.  He is also Chairman and CEO of Thermal Energy Development Corporation, Inc. From January 2003 to July 2005, he was a consultant to Grant Bettingen, Inc., an investment banking firm in Newport Beach, California.  From April 2001 to December 2002, he headed Fryer and Associates, an investment banking firm.  From December 1998 to April 2001, he was the Chief Executive Officer and Chairman of Pen Interconnect, a NASDAQ company involved in contract manufacturing.  He was a Managing Director of Ventana International, Inc., which is a venture capital and boutique investment-banking firm with over $150 million in capital. Mr. Fryer brings to the Board extensive financial and managerial experience which qualify him to serve as a member of the Board. He is a graduate of the University of Southern California with a degree in Mechanical Engineering and a minor in Economics.

Gary L. Nielsen – Director and Chairman of the Board

Mr. Gary L. Nielsen currently serves as one of our Directors.  He also serves as a Director on Tech’s Board of Directors, a position he has held since December 2004.  Mr. Nielsen is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and Arizona Society of Certified Public Accountants. Since September 2005, Mr. Nielsen has served as the President of National Health Benefits Corp. until September 2009.  He served as the principal of Terra Capital, Inc. from September 2003 through September 2005. From December 2000 through September 2003, Mr. Nielsen was the Chief Financial Officer and a shareholder of Environmental Support Solutions, Inc. Previously, he was a manager in the Phoenix office of KPMG and has served in an executive capacity as Senior VP of Finance or CFO for three NYSE companies, one AMEX company and a NASDAQ company. These companies include Granite Golf Corporation, Best Western International, Giant Industries, Inc., American Continental Corporation and Del Webb Corporation. Mr. Nielsen is experienced in the areas of financial reporting and analysis, SEC reporting, internal controls and operational analysis with perspectives from serving in multiple industries including public accounting which qualify him to serve as a member of the Board.  Mr. Nielsen is a graduate of the Arizona State University where he received a Bachelor of Science in Accounting.

Arthur C. Agnos – Director

Mr. Arthur C. Agnos currently serves as one of our Directors, a position he was appointed to in August 2005.  Mr. Agnos also serves on the Board of Directors Linear Technologies Corporation of Milpitas California. He formerly served as a Director of Countrywide Treasury Bank until July 2008.  From February 2001 to September 2005, Mr. Agnos served as a consultant for E.J. De La Rosa & Co., Inc., an investment banking firm. Mr. Agnos has extensive experience in executive roles and decision-making at the federal, state and local government levels as Mayor of San Francisco, as an elected member of the California State Legislature and as a senior Presidential appointee in the U.S. Department of Housing and Urban Development.  Mr. Agnos began his elective career in the California legislature, where he served as Chair of the Joint Legislative Audit Committee. He has served as the Chair of the Assembly Ways and Means Health and Welfare Subcommittee of the California legislature. From June 1993 to January 2001, he was the Regional Director of the U.S. Department of Housing and Urban Development in the Pacific-Hawaii region. Mr. Agnos brings his experience as a large organization manager and the perspective of the public regulatory environment as his principal qualifications to serve on the Board. Mr. Agnos received a Bachelor of Arts from Bates College and a Master in Social Work from Florida State University.

James Stockland – Director

Mr. Stockland was elected to the Board of Directors in December 2007.  Mr. Stockland is the Founder and CEO of A&D Sales and Marketing, Inc. in Fayetteville, Arkansas. A&D Sales procures and distributes meat and poultry products to the retail, foodservice and industrial markets in the U.S., Puerto Rico, Mexico, and other international markets.  A&D Sales is a successful meat and poultry trading company in the United States and has an impeccable reputation within the industry built on trust and integrity since 1991. In 1994, Mr. Stockland co-founded Ozark Consulting and Marketing, Inc.  Ozark Consulting and Marketing represents some of the largest vendors in the seafood and poultry industries to Wal-Mart stores and Sam’s Wholesale Clubs.  OCM is responsible for ordering, inventory and replenishment, and many other changing duties. Mr. Stockland is extensively experienced as an executive in the Company’s industry and operates daily in the Company’s market and with potential customers giving the Company a unique perspective at the Board level.

Mr. Stockland attended the University of Central Arkansas in Conway, Arkansas and earned a bachelors degree in History and Physical Education.  He earned a Masters of Education degree from the University of Arkansas in Fayetteville.

Outside of work, Mr. Stockland is the President of the Donald W. Reynolds Boys and Girls Club.  The club is a $10,000,000 facility which encompasses approximately 85,000 square feet and services over 6,000 members annually.  Most of his board time has been spent creating and implementing a new strategic plan to keep up with the needs of the club, including fundraising for the operational needs as well as future growth and facility expansion.

Term of Office; Staggered Board

Currently, all Directors serve one-year terms until their successors are duly qualified and elected in accordance with our bylaws.  If Proposal One is approved by our stockholders, then Directors will serve three-year terms (after completing their initial terms, which vary between one and three years, as described above)  until successors for their respective classes are duly qualified and elected in accordance with our bylaws.  If such amendment is approved creating a staggered Board, approximately 1/3 of our Board will be elected each year.  Our officers are appointed by our Board of Directors and hold office until removed by our Board of Directors.

Director Independence

As of our most recent fiscal year end, our independent directors were Stephen J. Fryer, Arthur C. Agnos and James Stockland.  These independent directors also serve on certain of our committees, as set forth below, including our audit committee, compensation committee and nominating and governance committee.  Our common stock is not listed on any national securities exchange or other market.  However, for purposes of determining director independence, we use the standards set forth by the American Stock Exchange.  We also considered the related party transactions set forth below in this Proxy Statement to the extent such transactions involved any of our independent directors, and believe that such transactions do not prevent the independent directors from being considered independent.  The Board of Directors has determined that Mr. Nielsen is an “audit committee financial expert” as defined under SEC rules, but Mr. Nielsen does not qualify as an “independent director” under the standards we utilize.

Board Leadership Structure

Our Board is led by a Chairman, Mr. Gary L. Nielsen.  Mr. Nielsen receives additional compensation to serve as the Chairman.  Although we are not listed on any national exchange, we use the standards set forth by the American Stock Exchange and have considered Mr. Nielsen to be non-independent due to the loans he has made to the Company, as disclosed in “Transactions with Related Persons” above.  Although considered non-independent, the Board believes that the loans Mr. Nielsen has made to the Company align his interests with our creditors and stockholders in seeking to ensure that the Company is successful and uses its limited resources efficiently. Our principal executive officer role is fulfilled by our Chief Executive Officer and President, Mr. Keith Meeks, who also serves as a Board member.  Our other three members of our Board are considered independent. The Company believes that having the Chairman role and the principal executive officer role filled by different people allows the Board to focus on overall governance, while the executive management focuses principally upon the day-to-day oversight of the Company’s operations.

The Board’s Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. The Board of Directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below.

Board/Committee	Primary Areas of Risk Oversight

Full Board
Strategic, financial and execution risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation.

Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure and internal control over financial reporting.

Nominating and Corporate Governance Committee	Risks and exposures associated with director and management succession planning and corporate governance.

Meetings of the Board of Directors and Information Regarding Committees

During our fiscal year ended December 31, 2010, our Board of Directors held five meetings.

Our Board of Directors has established three committees: an Audit Committee, a Compensation Committee and a Nominating/Governance Committee. As of the record date, these committees were comprised as follows:

Audit Committee:	Gary L. Nielsen (Committee Chairman),
(Audit Committee Financial Expert)
Stephen J. Fryer
Arthur C. Agnos
James Stockland

Compensation Committee:	Arthur C. Agnos (Committee Chairman)
Gary L. Nielsen
James Stockland

Nominating & Governance Committee	Stephen J Fryer (Committee Chairman)
Gary L Nielsen
Arthur C Agnos
James Stockland

Audit Committee Report

The  Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Committee consists of four members, three of whom are “independent” as determined under the rules of the American Stock Exchange. The Committee operates under a written charter adopted by the Board.  The Audit Committee met four times during fiscal 2010. The Board of Directors has determined that Mr. Nielsen is an “audit committee financial expert” as defined under SEC rules.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, (3) and provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2010 financial statements, the Committee reviewed the 2010 audited financial statements, which appear in our Annual Report on Form 10-K, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as modified or supplemented.

The Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented and has discussed the independence of the independent auditors with the independent auditors.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2010. The Committee and the Board have also recommended the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as independent auditors for the Company for the fiscal year ended December 31, 2011.

Submitted by the Audit Committee Members
Gary L. Nielsen
Stephen J. Fryer
Arthur C. Agnos
James Stockland

Compensation Committee

The primary responsibilities of the Compensation Committee are to: (a) assist the Board in establishing the annual goals and objectives of the chief executive officer; (b) recommend to the independent members of the Board the compensation of the chief executive officer; (c) oversee the performance evaluation of the Company’s other executive officers and approve their compensation; (d) oversee and advise the Board on the adoption of policies that govern our compensation programs and other compensation-related polices; (e) oversee administration of our equity-based compensation and other benefit plans; and (f) approve and authorize grants of equity compensation awards under our stock plan. The Compensation Committee annually reviews the compensation paid to non-employee directors, and makes recommendations to the Board for any adjustments. Executive officers may submit proposals for their compensation, and such proposals are reviewed by the Compensation Committee.  The Compensation Committee has three members and met one time during fiscal 2010. To date, the Compensation Committee has not used outside compensation consultants, but reserves the right to do so in the future.

The Committee may delegate the authority to make equity compensation grants to eligible individuals who are not executive officers. The delegation to make equity compensation grants applies principally to awards to new employees, promotions and administrative corrections. The delegation does not cover grants made to executive officers.  The Compensation Committee does not have a formal charter and operates under the authority granted to it by the Board of Directors.

Nominating and Governance Committee

The Nominating and Governance Committee has four members and is responsible for recommending director candidates and review of board procedures, size and organization.  There is no formal Nominating and Governance Committee charter.  The Nominating and Governance Committee met one time in fiscal 2010.

The Nominating and Governance Committee has not yet adopted any formal process for considering director candidates submitted by stockholders.  The Board believes that there should be a formal policy for such nominations and if Proposal No. Two described in the Proxy Statement is approved by the stockholders, then our bylaws will be amended to include procedures for nominations for director candidates (as well as procedures governing any other stockholder proposals).   The Nominating and Governance Committee does not have a written set of criteria to be considered for Board nominees, but will review a nominee’s business experience and background, as well as give consideration to continuity of operations of the nominee’s understanding of our business model.

No stockholder or stockholders holding 5% or more of the Company’s outstanding stock, either individually or in aggregate, recommended a nominee for election to the Board.  All of the director nominees were nominated by the Nominating and Governance Committee.  The Nominating and Governance Committee reviewed the current Board members and determined that such Board members should be nominated again for election to the Board based on their background, qualifications and a desire for continuity.  The Board also considered the difficulties associated with obtaining qualified persons to serve on the Board of a company whose stock is not traded, has ongoing liquidity concerns and has not achieved profitability.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Board of Directors appointed Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”), independent registered public accounting firm, to audit our financial statements for the years ended December 31, 2010 and December 31, 2009.  Representatives of Squar Milner are not expected to be present at the annual meeting.

The following table shows the fees billed for audit and quarterly review services provided by Squar Milner, for the years ended December 31, 2010 and 2009:

	2010	2009
Audit Fees (1)	$68,000	$79,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees (2)	0	0
Total	$68,000	$79,000

(1)  Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements.

Pre-Approval of Non-Audit Services

The SEC adopted rules that require that before the independent auditor is engaged by us to render any auditing or permitted non-audit related service, the engagement must be:

- approved by our Audit Committee; or

- entered into pursuant to pre-approval policies and procedures established by our Audit Committee, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and the policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

Our Audit Committee requires advance approval of all audit, audit-related, tax and other services performed by our independent auditor. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before our independent auditor is engaged to perform it.  All services performed by our independent auditors in 2010 and 2009 were approved in accordance with the Audit Committee’s pre-approval policies.

Stockholder Communication with Directors

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, at 113 Court Street, Hanford, CA 93203. The Company’s Secretary will review all communications before forwarding them to the appropriate Board member.  Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests Company general information.

Executive Compensation

We have not adopted any retirement, pension, profit sharing or insurance programs or other similar programs for the benefit of our employees other than the 2006 Stock Incentive Plan for Officers, Directors, employees and consultants.

The following table sets forth compensation information for services rendered by our Chief Executive Officer and our named executive officers in the fiscal year indicated below.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Keith Meeks	2010	150,000		11,342	161,342
President and	2009	150,000	—	11,342	161,342
Chief Executive	2008	150,555	—	11,096	161,651

Marshall F Sparks	2010	120,000			120,000
Chief Financial	2009	120,000	—	—	120,000
Officer	2008	111,000	514,200	—	625,200

(1)      Salary consists of compensation earned and either paid in cash or deferred until Company cash flow improves. The cumulative deferral amounts are for: Mr. Meeks - $20,600, Mr. Sparks - $77,000.
(2)      Option awards for Mr. Sparks included the grant of 50,000 shares of common stock awarded in 2008 but issued in 2009, valued at $4.50 per shares or a total of $225,000 and fully vested Warrants to purchase common stock at an exercise price of $7.00 per share, valued at $289,200. The warrants were granted in December 2008 and have a term of 5 years. The warrant component of the amount shown is the imputed value of the warrant, calculated using the Black-Scholes method.
(3)      Other Annual Compensation represents payments made on a leased vehicle.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

We adopted our 2006 Stock Incentive Plan in November 2006. Directors, officers, employees and consultants are eligible to receive awards under the plan.  No awards have been made to officers and Directors under the 2006 Stock Incentive Plan. Other awards to the named executive officers are set forth below:

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Keith Meeks	—	—	—	—	—
Marshall F. Sparks	—	200,000	—	$5.00	Nov. 2011
		200,000		$7.00	Dec. 2013

(1) The equity awards were in the form of warrants, which were not issued under our 2006 Stock Incentive Plan. The warrants are not exercisable until the shares are registered or our common stock is listed on a stock exchange or other market selected by the Company.

Employment Contracts and Termination of Employment, and Change in Control

Neither we nor Tech have any employment agreements or severance agreements with any of our respective executive officers and directors.

Director Compensation

Our independent directors are entitled to receive the following compensation:
•	$24,000 annual retainer fee
•	$1,000 per Board meeting attended
•	$4,000 per year per committee chairmanship

Director’s fees are accrued monthly and the accrual is paid in shares of common stock annually, the timing being at the request of the individual Director, with Directors permitted to defer all or a portion of such compensation.  After the first year of service, independent directors are entitled to stock option or warrant grants in an amount to be determined by the Board of Directors.

We pay our Chairman of the Board an annual amount of $93,600 (which can be paid in stock or cash, or both, at the election of the Chairman).  As of December 31, 2010, our independent directors were Stephen J. Fryer, Arthur C. Agnos and James Stockland.  All directors are entitled to be reimbursed for reasonable expenses actually incurred by them in connection with their duties as directors.

Director compensation
Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(3)	Option Awards ($)	Total ($)
Keith Meeks (1)	—		—	—	—
Stephen J Fryer	—		27,996	—	27,996
Gary L Nielsen	84,800	(2)	—	—	84,800
Arthur C Agnos	—		27,996	—	27,996
James Stockland	—		49,001	—	49,001
Total	84,800		104,993	—	189,793

(1) Mr. Meeks did not receive any compensation for serving as a director.  Compensation for services as an officer is disclosed above in the “Summary Compensation Table” disclosing named executive officer compensation.

(2) Mr. Nielsen is compensated as Chairman of the Board. None of this amount was paid in cash during 2010 but was deferred until the cash position improves. The total amount deferred for Mr. Nielsen for 2009 and 2010 is $127,700.

(3) The dollar amounts in this column represent the portion of directors’ fees actually paid (in the form of common stock grants) during 2010, not deferred, plus any grants of common stock for directors’ fees that were accrued in prior years but paid in 2010.  A total of 46,664 shares were issued during the year for Board services and were valued at $104,993. The shares of stock are fully vested and not subject to any forfeiture or repurchase restrictions..

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Certain Relationships

Our parent company, Global Food Tech, Inc. (Tech), owns 22,943,693 shares of our Common Stock, or approximately 73.8% of our issued and outstanding Common Stock. As of December 31, 2010, all of our directors, Messrs. Meeks, Agnos, Fryer, Nielsen and Stockland, serve as the members of Tech’s Board of Directors.  Mr. Fryer also serves as Tech’s President, and Marshall F. Sparks, our Chief Financial Officer, Secretary and Treasurer, also has been appointed as the Chief Financial Officer, Secretary and Treasurer of Tech.  This commonality of our respective Boards of Directors and executive managements could create, or appear to create, potential conflicts of interest when these directors and managements are faced with decisions that could have different implications for Tech and us, including the ability of the Tech directors to vote the shares of GFT held by Tech on all matters, including the election of directors of GFT.

Transactions With Related Persons

With respect to each of the transactions described below, we believe that the terms of such transactions were no less favorable to us than could have been obtained from unaffiliated third parties.

On April 3, 2006, we arranged a 30 day bridge loan in the amount of $350,000 from a non-principal stockholder. The loan bears interest at eight percent (8%) per annum and is secured by all assets, including any intellectual assets, of the Company. Additional consideration included the issuance of warrants to purchase 35,000 shares of our common stock. The warrants are exercisable at $4.50 per share for two (2) years from the date of repayment. The Company determined the fair value of the warrants to be $49,245 based upon the Black-Scholes option pricing model with the following assumptions: expected volatility of 50%, a risk-free interest rate of 4.8%, an expected term of 2 years, and 0% dividend yield. In July 2006, $100,000 of principal was repaid. The remaining principal balance is $250,000 as of December 31, 2010 and is due on demand. The loan is guaranteed by the President of the Company.

We currently have three loans outstanding from Gary Nielsen, a Director of the Company.  In April and May of 2006, we arranged for two loans aggregating $190,000 from Mr. Nielsen, which are demand loans and bear interest of 8%. In August 2006, we arranged for another loan, a six month bridge loan, for $100,000 from Mr. Nielsen bearing interest at 8%. The loan was renewed each subsequent maturity for an additional six months and now matures in November 2011. All such loans are unsecured.  Previously, we obtained additional loans from Mr. Nielsen, all of which have been repaid in full.  In connection with these various loan transactions, as additional consideration (i) we issued warrants in August 2006 to Mr. Nielsen to purchase 29,000 shares of common stock at an exercise price of $4.50, with a two-year term from the date the April and May 2006 loans are paid in full, and (ii) we issued 78,000 shares of common stock in January 2008.  We calculated the fair value of the warrants and shares of $40,803 and $351,000, respectively.

In March 2009, an additional $100,000 loan was borrowed from Mr. Nielsen on a note for 30 days bearing interest of 12%, and was repaid in 46 days. An additional loan for $100,000 was borrowed from Mr. Nielsen in September 2009 for the same 30 day term and 12% interest rate. The loan remains unpaid as of the end of our most recent fiscal year and was amended to become a demand note.

Policy

We have not adopted a formal, written policy with respect to evaluating transactions with related persons. However, the Board adheres to the following procedures: Pursuant to applicable SEC rules, we consider a transaction with a related party to be defined as any transaction or series of transactions in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year (although the Board typically reviews even smaller transactions if they are with a related party), (ii) the Company is a participant and (iii) a related person has or will have a direct or indirect material interest. We consider a related person to be each member of the Board, each executive officer, any nominee for director, or any security holder known to the Company to own of record or beneficially 5 percent or greater of any class of its voting securities or any immediate family member of any of the foregoing persons.

Once a related party transaction has been identified, the entire Board will review the transaction for approval or ratification. If the related party is a Board member, such Board member is asked to disclose all relevant information about the transaction and his interest therein, but such Board member refrains from voting on such related party transaction.  In determining whether to approve or ratify a related party transaction, the Board may consider all relevant facts and circumstances, including the following factors:

•           the nature of the related person’s interest in the transaction;

•           the material terms of the transaction, including the amount involved and type of transaction and whether the terms are at least as favorable to the Company as those available from non-related parties;

•           the importance of the transaction to the related person and to the Company;

•           whether the transaction would interfere with the ability of a director or executive officer to act in the best interests of the Company and its shareholders; and

•           any other matters the Board deems appropriate.

Section 16(a) Beneficial Ownership reporting Compliance

Section 16(a) of the Exchange Act and the rules thereunder require our executive officers, directors and greater than 10% stockholders to file reports of beneficial ownership of our common stock on Form 3 and changes in beneficial ownership on Forms 4 and 5 with the SEC.

We believe that during the fiscal year ended December 31, 2010, our executive officers, directors or beneficial owners of more than 10% of our common stock complied with Section 16(a) filing requirements, with the following exceptions: In March 2011, Mr. Stockland, Mr. Agnos and Mr. Fryer filed late Form 4s with respect to shares issued to them in December 2010 for services rendered as Directors.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one copy of this Proxy Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Furthermore, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Proxy Statement by contacting the Company at: 113 Court Street, Hanford, CA 93203, or by contacting the Company via telephone at 559-589-0100. Conversely, if multiple stockholders sharing an address receive multiple Proxy Statements and wish to receive only one, such stockholders can notify the Company at the address or phone number set forth above.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where the Company’s reports, proxy and information statements and other information regarding the Company may be obtained free of charge.

By Order of the Board of Directors

August 1, 2011	/s/ Keith Meeks
Name: Keith Meeks
Title: President and Chief Executive Officer

Appendix A

AMENDMENT TO BYLAWS OF

GLOBAL FOOD TECHNOLOGIES, INC.

STAGGERED BOARD

Article III, Sections 1 and 2 of the Bylaws of Global Food Technologies, Inc., a Delaware corporation (the “Corporation”), are amended to read in their entirety as follows:

“Section 1. THE NUMBER OF DIRECTORS; CLASSES; ELECTION AND TERM.

(a)        The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, which shall be as nearly as equal in number as possible, although no director need be moved to a different class as a result of vacancies, whether created by the resignation of a director or otherwise. Initially, Class I directors shall hold office for a term expiring at the next succeeding annual meeting of stockholders, Class II directors shall hold office for a term expiring at the second succeeding annual meeting of stockholders and Class III directors shall hold office for a term expiring at the third succeeding annual meeting of stockholders. At each annual meeting of stockholders following these initial terms for such directors, the respective successors of each class shall be elected for three year terms.

(b)        The number of directors that shall constitute the whole Board of Directors shall be no less than three (3) and no more than nine (9); the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the directors.  The directors need not be stockholders.  In case of any increase in the number of directors in advance of an annual meeting of stockholders, each additional director shall be elected by the directors then in office, although less than a quorum, to hold office until the next election of the class for which such director shall have been chosen (as provided in the last sentence of this subsection (b)), or until his successor shall have been duly chosen. No decrease in the number of directors shall shorten the term of any incumbent director. Any newly created or eliminated directorships resulting from an increase or decrease shall be apportioned by the Board among the three classes of directors so as to maintain such classes as nearly equal in number as possible.

(c)           Except as otherwise provided in this Article III, directors to fill the class of directors whose terms are expiring at such meeting shall be elected at the annual meeting of the stockholders, and each director shall be elected to serve for a three year term and until his successor shall have been elected and shall qualify, or until his death, resignation or removal from office. All references to any annual meeting of stockholders shall also include any action by the stockholders by written consent in lieu of a meeting as permitted in Article I of the Corporation’s Bylaws.

(d)           Notwithstanding anything contained in the Bylaws to the contrary, any stockholder proposal to amend any portion of this Article III, Section 1 shall require the vote or written consent of stockholders holding at least two-thirds (2/3) of the outstanding Common Stock (voting together as a single class with any voting Preferred Stock, unless any such Preferred Stock is specifically entitled to vote as a separate class on amendments to the Corporation’s Bylaws).

Section 2. VACANCIES AND NEWLY CREATED DIRECTORSHIPS. Vacancies on the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.  The directors so chosen shall hold office until the next annual meeting of the stockholders at which members of the director’s class are elected and until their successors are duly elected and shall qualify, unless sooner displaced.  If there are no directors in office, then an election of directors may be held in the manner provided by statute.  If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.”

Appendix B

AMENDMENT TO BYLAWS OF

GLOBAL FOOD TECHNOLOGIES, INC.

ADVANCE NOTICE PROCEDURES FOR STOCKHOLDER PROPOSALS

A new Section 10 is hereby added to Article II, reading in its entirety as follows:

“Section 10. Advance Notice of Stockholder Proposals and Director Nominations.    Stockholders may nominate one or more persons for election as directors at the annual meeting of stockholders or propose business to be brought before the annual meeting of stockholders, or both, only if (i) such business is a proper matter for stockholder action under the General Corporation Law of the State of Delaware and (ii) the stockholder has given timely notice in proper written form of such stockholder’s intent to make such nomination or nominations or to propose such business.

To be timely, a stockholder’s notice relating to the annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 120 or more than 180 days prior to the first anniversary (the “Anniversary”) of the date on which the Corporation held the preceding year’s annual meeting of stockholders. However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the Anniversary of the preceding year’s annual meeting, then notice by the stockholder to be timely must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.  For purposes of this Bylaw, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Marketwire or comparable news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act

To be in proper form a stockholder’s notice to the Secretary shall be in writing and shall set forth (i) the name and address of the stockholder who intends to make the nomination(s) or propose the business and, as the case may be, of the person or persons to be nominated or of the business to be proposed, (ii) a representation that the stockholder is a holder of record of stock of the Corporation, that the stockholder intends to vote such stock at such meeting and, to appear in person at the meeting to propose the business or nominee(s) specified in the notice, (iii) in the case of nomination of a director or directors, a description of all arrangements or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder, (iv) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed, by the Board of Directors of the Corporation and (v) in the case of nomination of a director or directors, the consent of each nominee to serve as a director of the Corporation if so elected.  In addition, a stockholder seeking to bring an item of business before the annual meeting shall promptly provide any other information reasonably requested by the corporation.

The Chairman of a meeting of stockholders may refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedures.  Notwithstanding the foregoing provisions of this Bylaw, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present an item of business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.  Nothing in this Bylaw shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors under specified circumstances in the corporation’s certificate of incorporation or a certificate of designation of rights, preferences and privileges.”

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Appendix C
GLOBAL FOOD TECHNOLOGIES, INC.
PROXY

The undersigned stockholder of Global Food Technologies, Inc. (the “Corporation”) hereby constitutes and appoints Keith D. Meeks and Marshall F. Sparks, and each of them acting individually, as proxy and the attorney-in-fact of the undersigned, with full power of substitution, to represent the undersigned stockholder and to vote all shares of the Corporation that the stockholder would be entitled to vote if personally present at the Annual Meeting of stockholders to be held at  the Hanford Civic Auditorium located at 400 N. Douty St., Hanford, CA, 93230 on August 24, 2011 at 6 p.m. local time, and any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the shares will be voted “FOR” approval of Proposal One and Two to amend the Bylaws and “FOR” the election of the listed nominees for director in Proposal Three. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

PROPOSAL ONE – AMENDMENT OF BYLAWS TO CREATE A STAGGERED BOARD

For ☐	Against ☐	Abstain ☐

PROPOSAL TWO - AMENDMENT OF BYLAWS TO ADD NOTICE PROCEDURES FOR STOCKHOLDER PROPOSALS

For ☐	Against ☐	Abstain ☐

PROPOSAL THREE - ELECTION OF DIRECTORS

Nominees:	Class I	James R. Stockland	For ☐	Withhold ☐

	Class II	Arthur C. Agnos	For ☐	Withhold ☐
		Stephen J. Fryer	For ☐	Withhold ☐

	Class III	Gary L. Nielsen	For ☐	Withhold ☐
		Keith D. Meeks	For ☐	Withhold ☐

Print Name:
Signature	Date

Print Name:
Signature	Date

Sign and return this proxy as noted below. If stockholder is a corporation or entity, list name of entity and title of duly authorized person signing this proxy.  If shares are held in the name of two or more persons, all persons must sign.

PROXY/BALLOT TO BE DELIVERED TO THE COMPANY:
Fax to 559-589-0111; or scan and email to info@globalfoodtech.com;
or mail to 113 Court Street, Suite 205, Hanford, CA 93230

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